                                                                  EXHIBIT 10.40

                   LOAN MODIFICATION AGREEMENT (FLOATING RATE)

     THIS LOAN MODIFICATION AGREEMENT (FLOATING RATE), dated as of April 29, 2005 (this "MODIFICATION AGREEMENT"), between the parties identified as "Borrowers" on the signature pages hereto (each a "BORROWER" and collectively, "BORROWERS") and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

                                    RECITALS:

     WHEREAS, pursuant to the terms and conditions of that certain Loan and Security Agreement (Floating Rate), dated as of June 25, 2004 (as amended or modified from time to time, the "LOAN AGREEMENT"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement), Lender made a loan to Borrowers and certain other Affiliates of Borrowers in the original principal amount of $109,999,900 (the "LOAN"); and

     WHEREAS, Borrowers and Lender wish to: (a) provide for the Release of the Property located in St. Louis, Missouri (the "ST. LOUIS PROPERTY") and the prepayment of a portion of the Loan in connection therewith; (b) add new defined terms of "Additional Sale Property" and "Additional Sale Properties" under the Loan Agreement; (c) amend and modify the definitions of "Interest Accrual Period", "Minimum Debt Yield", "Net Sales Proceeds", "Payment Date" and "Release Price" under the Loan Agreement; (d) extend the Scheduled Maturity Date of the Loan for a period of six (6) months and eleven (11) days; (e) modify the Scheduled Mortgage Principal Payments; and (f) otherwise amend and modify the Loan Agreement and the other Loan Documents upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration for the Loan, the covenants, agreements, representation and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to modify and amend the Loan Agreement and other Loan Documents as follows:

     1. The Loan Agreement and Loan Documents are hereby modified and amended as follows:

     (a) A new definition for "Additional Sale Property" and "Additional Sale Properties" is hereby added to Section 1.1 of the Loan Agreement as follows:

     "ADDITIONAL SALE PROPERTY" and "ADDITIONAL SALE PROPERTIES" means individually or collectively, the Properties identified in EXHIBIT A as "Additional Sale Properties", but only from and after the date of the sale of the Holiday Inn Select, Niagara Falls, New York Sale Property and the Release of such Sale Property from the Lien of the applicable Mortgage in accordance with the provisions of this Agreement.

     (b) The term "Interest Accrual Period" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

     "INTEREST ACCRUAL PERIOD" means with respect to the calculation of interest accrued (and to accrue) with respect to any Payment Date, a period commencing on the fifteenth (15th) day of the prior calendar month and ending on the fourteenth (14th) day of the calendar month in which such Payment Date occurs.

     (c) The term "Minimum Debt Yield" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

     "MINIMUM DEBT YIELD" means (i) prior to the first (1st) day of the first
     (1st) full month after the first (1st) anniversary of the Closing Date, 9%, (ii) from and after the first (1st) day of the first (1st) full month after the first (1st) anniversary of the Closing Date and through and including the Scheduled Maturity Date, or, if the Loan is extended for the First Extension Term, through and including the last day of the month in which the Scheduled Maturity Date would have occurred but for such extension, 10%, (iii) if the Loan is extended for the First Extension Term, from and after the first (1st) day of the first (1st) full month of the First Extension Term and through and including the last day of the First Extension Term, or, if the Loan is further extended for the Second Extension Term, through and including the last day of the month in which the last day of the First Extension Term occurs, 11%, (iv) if the Loan is extended for the Second Extension Term, from and after the first (1st) day of the first (1st) full month of the Second Extension Term and through and including the last day of the Second Extension Term, or, if the Loan is further extended for the Third Extension Term, through and including the last day of the month in which the last day of the Second Extension Term occurs, 12%, and (v) if the Loan is extended for the Third Extension Term, from and after the first (1st) day of the first (1st) full month of the Third Extension Term and through and including the last day of the Third Extension Term, 13%.

     (d) The term "Net Sales Proceeds" as defined in Section 1.1 of the Loan Agreement is hereby modified by adding: "or an Additional Sale Property" immediately after "a Sale Property" in the second (2nd) line thereof, and by adding: "or Additional Sale Property" immediately after "applicable Sale Property" in the last line thereof.

     (e) The term "Payment Date" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

     "PAYMENT DATE" means the eleventh (11th) day of each calendar month during the term of the Loan, or if such eleventh (11th) day is not a Business Day, then the immediately preceding Business Day.

     (f) The term "Release Price" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

     "RELEASE PRICE" means an amount equal to (x) with respect to a Sale Property or an Additional Sale Property, the greater of (i) one hundred percent (100%) of the Aggregate Allocated Loan Amount of the applicable Sale Property or Additional Sale Property, and (ii) one hundred percent (100%) of the Net Sales Proceeds with respect to the applicable Sale Property or Additional Sale Property; and (y) with respect to any Property that is not a Sale Property or an Additional Sale Property, one hundred twenty-five percent (125%) of the Aggregate Allocated Loan Amount of the applicable Property.

     (g) The term of the Loan is hereby extended for a period of six (6) months and eleven (11) days and the term "Scheduled Maturity Date" as defined in
Section 1.1 of the Loan Agreement is hereby modified by deleting the words "June 2006" and substituting the words "January 2007" therefor.

     (h) Section 2.3(A) of the Loan Agreement is hereby amended by adding the following language at the end of said provision:

     "Notwithstanding the foregoing, the Borrowers shall not be required to maintain the Cap in effect during the period from July 1, 2006 to the Scheduled Maturity Date (the "INTERIM EXTENSION PERIOD") unless Lender, in its sole discretion, elects to pay for the cost of extending the Cap (or purchasing a replacement Cap) during such Interim Extension Period and the Cap Threshold Rate during the Interim Extension Period shall be six percent (6%) per annum; provided, however, if the Holiday Inn Select, Niagara Falls, New York Sale Property has been sold and Released from the Lien of the applicable Mortgage in accordance with the provisions of this Agreement prior to June 30, 2005, Lender shall be required to and shall promptly pay all such costs and expenses of so extending the Cap (or purchasing such a replacement Cap) during such Interim Extension Period."

     (i) Section 2.5(B)(vi) of the Loan Agreement is hereby amended by deleting the words "five percent (5%)" in the fifth (5th) line thereof and substituting the words "six percent (6%)" in lieu thereof.

     (j) Clause (d) of Section 5.1(A)(v) of the Loan Agreement is hereby amended by adding: "(except for Required Immediate Repairs as set forth on Schedule 6.5)" immediately after the words "Capital Improvement Reserve" in the fourth (4th) line of such clause (d).

     (k) Section 11.4(C) of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

         (C) Lender shall have received from the Borrowers on the date proposed for such Release, the Release Price (together with, except in connection with (i) a Release of a Sale Property [in which case no Prepayment Consideration will be due], or (ii) a Release of an Additional

     Sale Property [in which case the Prepayment Consideration shall be an amount equal to one-half of one percent (0.5%) of the principal amount of the Loan being prepaid with respect to any prepayment made prior to the Payment Date in July 2006, and thereafter none], the applicable Prepayment Consideration and any prepayment consideration due pursuant to the terms of the Mezzanine Loan Documents) for deposit into the Lock Box Account and disbursement in accordance with the terms of the Cash Management Agreement, and following such disbursement, Lender shall have received Mortgage Lender's Percentage of the Release Price and Mezzanine Lender shall have received Mezzanine Lender's Percentage of the Release Price;

     (l) Section 11.4(E) of the Loan Agreement is hereby amended by replacing "(other than a Release of a Sale Property)" with "(other than a Release of a Sale Property or an Additional Sale Property)" in the first (1st) line thereof.

     (m) Section 11.4(F) of the Loan Agreement is hereby deleted in its entirety and superseded by the following:

         (F) Notwithstanding the foregoing, the Borrowers may not obtain the Release under this Section 11.4 of any Property or Properties (other than the Sale Properties) which individually, or in the aggregate (with all Releases of Properties other than the Sale Properties since the Closing
     Date), have an Aggregate Allocated Loan Amount of more than thirty percent (30%) of the Loan Amount (exclusive of the Allocated Loan Amount with respect to any Sale Property);

     (n) Schedule 2.4 to the Loan Agreement, setting forth the Scheduled Mortgage Principal Payments with respect to the Loan, is hereby deleted in its entirety and superceded by Schedule 2.4 attached hereto ("REPLACEMENT SCHEDULE 2.4") and all references in the Loan Agreement and the other Loan Documents to
(i) "Schedule 2.4" are hereby deemed to refer to Replacement Schedule 2.4 and
(ii) "Scheduled Mortgage Principal Payments" are hereby deemed to refer to the Scheduled Mortgage Principal Payments set forth on Replacement Schedule 2.4.

     (o) Schedule 6.5 to the Loan Agreement, setting forth the Required Capital Improvements to be performed with respect to the Properties, is hereby deleted in its entirety and superceded by Schedule 6.5 attached hereto ("REPLACEMENT
SCHEDULE 6.5") and all references in the Loan Agreement and the other Loan Documents to (i) "Schedule 6.5" are hereby deemed to refer to Replacement
Schedule 6.5 and (ii) "Required Capital Improvements" are hereby deemed to refer to the Required Capital Improvements set forth on Replacement Schedule 6.5.

     (p) Schedule 6.6 to the Loan Agreement, setting forth Environmental Work to be performed with respect to the Properties, is hereby deleted in its entirety and superceded by Schedule 6.6 attached hereto ("REPLACEMENT SCHEDULE 6.6") and all references in the Loan Agreement and the other Loan Documents to
(i) "Schedule 6.6" are hereby deemed to refer to

Replacement Schedule 6.6 and (ii) "Environmental Work" are hereby deemed to refer to the Environmental Work set forth on Replacement Schedule 6.6.

     2. The Borrowers wish to obtain the Release of the St. Louis Property from the Lien of the Mortgage thereon. Notwithstanding anything to the contrary contained in Section 11.4 of the Loan Agreement or otherwise in the Loan Agreement or the other Loan Documents, the parties agree that the Release of the St. Louis Property shall be upon the following terms and subject to satisfaction of the following conditions on or before the Release Date therefor:

     (a) Borrowers shall be required to pay to Lender a Release Price for the St. Louis Property in the amount of $4,800,000 (100% of the Allocated Loan Amount applicable thereto), receipt of which is hereby acknowledged by Lender. The amount payable to Lender for the Release Price for the St. Louis Property shall be offset by certain amounts more particularly set forth on the settlement statement with respect to the release of the St. Louis Property executed by Borrowers and Lender.

     (b) No Prepayment Consideration shall be payable by Borrowers in connection with the payment of the Release Price as provided in Section 2(a) above.

     (c) For all other purposes under the Loan Agreement, including, without limitation, Sections 11.4(E) and 11.4(F) thereof, the Release of the St. Louis Property shall be treated as if the St. Louis Property were a Sales Property.

     (d) Lender has executed and delivered to Borrowers, concurrently with the execution and delivery of this Modification Agreement, a release or releases or terminations, as applicable, of the Mortgage and the Assignment of Leases and the Financing Statements encumbering the St. Louis Property in recordable form, and Borrowers are hereby authorized to record the same in the applicable recording office in order to evidence of record the Release of the St. Louis Property from the Collateral for the Loan.

     3. Prior to the date hereof, the Properties located in Florence, Kentucky, Niagara Falls, New York (Four Points Sheraton), Morgantown, West Virginia, Grand Island, New York, Memphis, Tennessee (Holiday Inn), and Pittsburgh, Pennsylvania (Holiday Inn Parkway East), as more particularly identified on Schedule A attached hereto (including the Release of the St. Louis Property, collectively, the "RELEASED PROPERTIES"), have been released from the Liens of the applicable Mortgages. Lender hereby confirms that each of Lodgian Florence LLC, Servico Niagara Falls, Inc., Lodgian Morgantown LLC, Servico Grand Island, Inc., Lodgian Memphis LLC, and APICO Hills, Inc., have been released from any all liabilities and obligations as Borrowers under the Loan Agreement and the other Loan Documents from and after the date of the respective Release of the applicable Property owned by such entity. After giving effect to the Release of the St. Louis Property, (a) the Properties remaining as Collateral for the Loan will be the Properties listed on Exhibit A attached hereto ("REPLACEMENT EXHIBIT A");
(b) Exhibit A to the Loan Agreement, setting forth the Properties encumbered by the Mortgages as Collateral for the Loan, is hereby deleted in its entirety and superceded by Replacement Exhibit A; (c) all references in the Loan Agreement and the other Loan Documents to (i) "Exhibit A" (to the Loan Agreement) are hereby deemed to refer to Replacement Exhibit A and (ii) "Properties" are hereby deemed to refer to the Properties set forth on Replacement Exhibit A; (d) all references to each of the Released Properties in any of the Loan Documents and any of the exhibits and schedules attached thereto, are hereby deemed deleted and no longer applicable; and (e) the outstanding principal balance of the Loan will be $88,323,222.68.

     4. From and after the date hereof, all references to the Loan Agreement and the Note in the Loan Documents shall mean the Loan Agreement and the Note, as modified and amended hereby.

     5. Except as expressly amended hereby, all of the terms, covenants and conditions of the Loan Agreement, the Note and the other Loan Documents are hereby ratified and confirmed by Borrowers and remain unmodified and in full force and effect. In the event of any conflict or ambiguity between the provisions of this Modification Agreement and those of the Loan Agreement, the Note and the other Loan Documents, the terms of this Modification Agreement shall control.

     6. Borrowers hereby represent and warrant that, as of the date hereof, (a) the execution, delivery and performance by each Borrower of the Modification Agreement and the other agreements to be delivered in connection herewith and consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company, partnership, trustee, corporate or other action, as the case may be, (b) no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the Loan Documents and (c) no Material Adverse Effect has occurred with respect to any Borrower Party or any Property.

     7. This Modification Agreement supercedes any prior agreement, oral or written, between the parties hereto, and contains the entire agreement between Borrowers and Lender with respect to the subject matter hereof.

     8. THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     9. This Modification Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Modification Agreement as of the date first written above.

                                    BORROWERS:

                                    BRUNSWICK MOTEL ENTERPRISES, INC.
                                    DOTHAN HOSPITALITY 3053, INC.
                                    DOTHAN HOSPITALITY 3071, INC.
                                    GADSDEN HOSPITALITY, INC.
                                    LODGIAN BRIDGEPORT LLC
                                    LODGIAN COLCHESTER LLC
                                    LODGIAN HAMBURG LLC
                                    LODGIAN HOTELS FLOATING, LLC
                                    LODGIAN JACKSON LLC
                                    LODGIAN MEMPHIS PROPERTY OWNER, LLC
                                    SERVICO AUSTIN, INC.
                                    SERVICO CEDAR RAPIDS, INC.
                                    SERVICO JAMESTOWN, INC.
                                    SERVICO LANSING, INC.
                                    SERVICO MARYLAND, INC.
                                    SERVICO NEW YORK, INC.
                                    SERVICO PENSACOLA 7200, INC.
                                    SERVICO PENSACOLA 7330, INC.
                                    SERVICO WINTER HAVEN, INC.
                                    SHEFFIELD MOTEL ENTERPRISES, INC.

                                    By:      s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name:   Daniel E. Ellis
                                       Title:  Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

                                    LENDER:

                                    MERRILL LYNCH MORTGAGE LENDING, INC.

                                    By: s/ Robert Spinna
                                        Name: obert Spinna
                                        Title: Vice President

                              REPLACEMENT EXHIBIT A

                     REMAINING FLOATING RATE POOL PROPERTIES

Holiday Inn - Sheffield             4900 Hatch Blvd.          Sheffield        AL       35660
Quality Inn - Dothan                3053 Ross Clark           Dothan           AL       36301
Holiday Inn Express - Dothan        3071 Ross Clark Circle    Dothan           AL       36301
Holiday Inn - Winter Haven          1150 3rd St., SW          Winter Haven     FL       33880
Holiday Inn - Pensacola             7200 Plantation Rd.       Pensacola        FL       32504
Holiday Inn Express - Pensacola     7330 Plantation Rd.       Pensacola        FL       32504
Holiday Inn - Brunswick             5252 New Jesup Hwy        Brunswick        GA       31525
Marriott Fairfield Inn - Valdosta   1311 St. Augustine Rd.    Valdosta         GA       31601
Holiday Inn - Valdosta              1309 St. Augustine Rd.    Valdosta         GA       31601
Crown Plaza - Silver Spring         8777 Georgia Ave.         Silver Spring    MD       20910
Crowne Plaza - Cedar Rapids         350 1st Ave, NE           Cedar Rapids     IA       52401
Holiday Inn - Lansing               7501 W. Saginaw Hwy       Lansing          MI       48917
Holiday Inn - Hamburg               5440 Camp Road            Hamburg          NY       14075
Holiday Inn - Jamestown             150 W. 4th St.            Jamestown        NY       14701
Marriott Fairfield Inn - Jackson    535 Wiley Parker Road     Jackson          TN       38305
Marriott Fairfield Inn - Colchester 15 South Park Drive       Colchester       VT       05446
Holiday Inn - Bridgeport            100 Lodgeville Road       Bridgeport       WV       26330

Sale Properties
Holiday Inn Select - Niagara Falls  300 Third St.             Niagara Falls    NY       14303
Holiday Inn - Austin                3401 South I-35           Austin           TX       78741

Additional Sale Properties(1)
Holiday Inn Express - Attalla       801 Cleveland Ave.        Attalla          AL       35954
Clarion Hotel - Louisville          9700 Blue Grass Parkway   Louisville       KY       40299
French Quarter Suites - Memphis     2144 Madison Ave.         Memphis          TN       38104

------------
(1) From and after Release of Holiday Inn Select, Niagara Falls, New York Sale Property

                              Replacement Exhibit A

                                   SCHEDULE A

                               RELEASED PROPERTIES

Holiday Inn - St. Louis         4545 N. Lindbergh Blvd.     St. Louis         MO        63044
Four Points - Niagara Falls     114 Buffalo Ave.            Niagara Falls     NY        14303
Holiday Inn - Grand Island      100 Whitehaven Rd.          Grand Island      NY        14072
Holiday Inn - Florence          8055 Holiday Drive          Florence          KY        41042
Holiday Inn - Memphis           6101 Shelby Oaks Drive      Memphis           TN        38134
Holiday Inn - Morgantown        1400 Saratoga Avenue        Morgantown        WV        26505
Holiday Inn - Parkway East      915 Brinton Road            Pittsburgh        PA        15221

                                   Schedule A

                            REPLACEMENT SCHEDULE 2.4

                           SCHEDULED MORTGAGE PAYMENTS

*Note: The Payment Date is the 11th day of each calendar month. If the 11th day is not a Business Day, then the Payment Date is the preceding Business Day.



               PAYMENT                LOAN                    SCHEDULED                    BALLOON
PERIOD          DATE*                BALANCE                   PRINCIPAL                  PRINCIPAL
-----------------------------------------------------------------------------------------------------
                                 88,323,222.68
  10           05/11/05          88,236,224.87                86,997.81
  11           06/11/05          88,169,206.53                67,018.34
  12           07/11/05          88,081,130.61                88,075.92
  13           08/11/05          88,012,990.42                68,140.19
  14           09/11/05          87,944,357.35                68,633.07
  15           10/11/05          87,854,707.48                89,649.87
  16           11/11/05          87,784,929.49                69,777.99
  17           12/11/05          87,694,163.63                90,765.86
  18           01/11/06          87,623,224.38                70,939.25
  19           02/11/06          87,551,772.00                71,452.38
  20           03/11/06          87,418,516.54               133,255.46
  21           04/11/06          87,345,583.44                72,933.10
  22           05/11/06          87,251,742.15                93,841.29
  23           06/11/06          87,177,602.71                74,139.44
  24           07/11/06          87,082,585.56                95,017.15
  25           08/11/06          87,007,222.56                75,363.00
  26           09/11/06          86,931,314.43                75,908.13
  27           10/11/06          86,834,573.26                96,741.17
  28           11/11/06          86,757,416.30                77,156.96
  29           12/11/06          86,659,457.84                97,958.46
  30           01/11/07          86,581,034.22                78,423.62
  31           02/11/07          86,502,043.33                78,990.89
  32           03/11/07          86,361,929.64               140,113.69
  33           04/11/07          86,281,353.89                80,575.75
  34           05/11/07          86,180,063.00               101,290.89
  35           06/11/07          86,098,171.75                81,891.25
  36           07/11/07          85,995,598.58               102,573.17
  37           08/11/07          85,912,373.04                83,225.54
  38           09/11/07          85,828,545.50                83,827.54
  39           10/11/07          85,724,084.95               104,460.55
  40           11/11/07          85,638,895.46                85,189.49
  41           12/11/07          85,533,107.36               105,788.10
  42           01/11/08          85,446,536.47                86,570.89
  43           02/11/08          85,359,339.38                87,197.09
  44           03/11/08          85,231,677.21               127,662.17
  45           04/11/08          85,142,925.97                88,751.24
  46           05/11/08          85,033,666.08               109,259.89
  47           06/11/08          84,943,482.56                90,183.52
  48           07/11/08          84,832,826.57               110,655.99
  49           08/11/08          84,741,190.31                91,636.26
  50           09/11/08          84,648,891.22                92,299.09
  51           10/11/08          84,536,173.09               112,718.13
  52           11/11/08          84,442,391.04                93,782.05
  53           12/11/08          84,328,227.41               114,163.63
  54           01/11/09          84,232,941.22                95,286.19
  55           02/11/09          84,136,965.79                95,975.43
  56           03/11/09          83,981,400.26               155,565.53
  57           04/11/09          83,883,605.35                97,794.91
  58           05/11/09          83,765,530.22               118,075.13
  59           06/11/09          83,666,173.85                99,356.37
  60           07/11/09          83,546,576.70               119,597.15
  61           08/11/09          83,445,636.57               100,940.13
  62           09/11/09          83,343,966.30               101,670.27
  63           10/11/09          83,222,113.69               121,852.61
  64           11/11/09          83,118,826.61               103,287.08
  65           12/11/09          82,995,398.03               123,428.58
  66           01/11/10                                      104,926.99                 82,890,471.04
-----------------------------------------------------------------------------------------------------

                            Replacement Schedule 2.4

                            Replacement Schedule 2.4

                            REPLACEMENT SCHEDULE 6.5

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             IMMEDIATE                                     REQUIRED
 ML   LODGIAN  LOCATION     PROPERTY                                          REPAIR                                      COMPLETION
CODE   CODE      CODE         NAME           ADDRESS        CITY      STATE    COSTS       REQUIRED IMMEDIATE REPAIRS        DATE
------------------------------------------------------------------------------------------------------------------------------------
 18    ssp       1720    Holiday Inn -   8777 Georgia    Silver         MD    $124,074    Sidewalk Brick Repair             June 30,
                         Silver Spring   Ave.            Spring                          ($4,375) Concrete Stop              2005
                                                                                         ($1,500) Concrete
                                                                                         Loading Dock ($2,125)
                                                                                         Skylights ($5,000)
------------------------------------------------------------------------------------------------------------------------------------
 43    lan       3970    Holiday Inn -   7501 W.         Lansing        MI          $0   N/A                                 N/A
                         Lansing         Saginaw Hwy
------------------------------------------------------------------------------------------------------------------------------------
 63    cwv       4899    Holiday Inn -   100 Lodgeville  Bridgeport     WV    $221,486   Roadways and Paving/              June 30,
                         Bridgeport      Road                                            Pedestrian Sidewalks ($10,450)      2005
                                                                                         Repair Chain-Link Fence
                                                                                         ($725) Repair Deterioration
                                                                                         at Pool Decks, Replace
                                                                                         Deteriorated Concrete Slab
                                                                                         Near Pool Entry and
                                                                                         Maintenance Shop ($2,968)
                                                                                         Have Structural Engineer
                                                                                         Evaluate Floor Displacement
                                                                                         ($23,403) Replace Failing
                                                                                         Flat Roof ($5,250) Power
                                                                                         Wash Exterior Dryvit Walls
                                                                                         ($47,810) Renovate Lobby
                                                                                         and Registration Areas
                                                                                         ($31,250) Guestroom Finishes
                                                                                         ($98,500) HVAC ($1,131)
------------------------------------------------------------------------------------------------------------------------------------
 1     shf        210    Holiday Inn -   4900 Hatch      Sheffield      AL     $56,512   ADA Accessibility ($17,419)       July 31,
                         Sheffield       Blvd.                                           Signage ($16,250) Storage Shed      2005
                                                                                         ($793) Common Area Carpet
                                                                                         ($22,050)
------------------------------------------------------------------------------------------------------------------------------------
 3     dha        230    Holiday Inn     3071 Ross       Dothan         AL        $125   ADA accessibility ($125)          June 30,
                         Express -       Clark Circle                                                                        2005
                         Dothan
------------------------------------------------------------------------------------------------------------------------------------
 9     uma       1116    Holiday Inn -   7200 Plantation Pensacola      FL      $3,884   Asphalt Repair ($884) Window      June 30,
                         Pensacola       Rd.                                             Units Sash Replacement ($3,000)     2005
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                                             IMMEDIATE                                     REQUIRED
 ML   LODGIAN  LOCATION     PROPERTY                                          REPAIR                                      COMPLETION
CODE   CODE      CODE         NAME           ADDRESS        CITY      STATE    COSTS       REQUIRED IMMEDIATE REPAIRS        DATE
------------------------------------------------------------------------------------------------------------------------------------

 12    brw       1206    Park Inn        5252 New        Brunswick      GA      $9,854   Sheet Vinyl ($7,875) Guestroom    June 30,
                         (formerly       Jesup Hwy                                       Carpet ($1,979)                     2005
                         Holiday Inn) -
                         Brunswick
------------------------------------------------------------------------------------------------------------------------------------
 11    pns       1168    Holiday Inn     7330            Pensacola      FL      $6,428   ADA Accessibility ($4,313)        June 30,
                         Express  -      Plantation Rd.                                  Asphalt Repair ($2,115)             2005
                         Pensacola
------------------------------------------------------------------------------------------------------------------------------------
 16    vhi       1285    Holiday Inn -   1309 St.        Valdosta       GA      $6,563   Common Area Floors Ceramic        June 30,
                         Valdosta        Augustine Rd.                                   ($6,563)                            2005
------------------------------------------------------------------------------------------------------------------------------------
 10    wnh       1132    Holiday Inn -   1150 3rd St.,   Winter         FL      $6,646   ADA Accessibility ($1,958) Wood   June 30,
                         Winter Haven    SW              Haven                           Site Fence Replacement ($4,688)     2005
------------------------------------------------------------------------------------------------------------------------------------
 15    vfi       1280    Marriott        1311 St.        Valdosta       GA      $1,563   ADA accessibility ($1,563)        June 30,
                         Fairfield Inn - Augustine Rd.                                                                       2005
                         Valdosta
------------------------------------------------------------------------------------------------------------------------------------
 58    jtn       4205    Marriott        535 Wiley       Jackson        TN     $42,000   Repair Deteriorating Asphalt      June 30,
                         Fairfield Inn   Parker Road                                     Surfaces and Replace Dumpster       2005
                         - Jackson                                                       Pad ($3,750) Repair Undermining
                                                                                         at Front Retaining Wall and
                                                                                         Repair Damaged Timbers ($2,500)
                                                                                         Guestroom Finishes ($18,125)
                                                                                         ADA Accessibility ($17,625)
------------------------------------------------------------------------------------------------------------------------------------
 56    ham       3398    Holiday Inn -   5440 Camp       Hamburg        NY     $11,125   Replacement of Shutoff Valves     June 30,
                         Hamburg         Road                                            for each of the Rooms ($11,125)     2005
------------------------------------------------------------------------------------------------------------------------------------
 34    jam       3330    Holiday Inn -   150 W. 4th St.  Jamestown      NY      $2,500   Concrete Sectional Replacement    June 30,
                         Jamestown                                                       ($2,500)                            2005
------------------------------------------------------------------------------------------------------------------------------------
  4    gad        240    Holiday Inn     801 Cleveland   Attalla        AL    $149,959   ADA Accessibility ($20,313)       June 30,
                         Express -       Ave.                                            Asphalt Repair, Cut & Patch         2005
                         Attalla                                                         Overlay ($96,159) Concrete
                                                                                         Pool Deck Refinish ($3,750)
                                                                                         Concrete Guestroom Balconies
                                                                                         Refinish ($6,250) Concrete
                                                                                         Walkway from C to D Building
                                                                                         Refinish ($563) Fencing, Repair
                                                                                         and Paint ($4,500) Repair and
                                                                                         Replace Drywall Underside of
                                                                                         Guest Balconies ($2,500)
                                                                                         Common Area Floors Ceramic
                                                                                         ($6,250) Rooftop Package Unit
                                                                                         ($6,300) Repair Two (2) Down
                                                                                         uUnits ($3,375)
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                                             IMMEDIATE                                     REQUIRED
 ML   LODGIAN  LOCATION     PROPERTY                                          REPAIR                                      COMPLETION
CODE   CODE      CODE         NAME           ADDRESS        CITY      STATE    COSTS       REQUIRED IMMEDIATE REPAIRS        DATE
------------------------------------------------------------------------------------------------------------------------------------
 28     lvl      2040    Clarion Hotel - 9700 Blue       Louisville     KY          $0   N/A                                  N/A
                         Louisville      Grass Parkway
------------------------------------------------------------------------------------------------------------------------------------
 46     mem      4215    French Quarter  2144 Madison    Memphis        TN     $70,875   Asphalt Overlay ($23,625)         June 30,
                         Suites -        Ave.                                            Concrete Pavement ($15,625)         2005
                         Memphis                                                         Concrete Sectional Replacement
                                                                                         ($31,625)
------------------------------------------------------------------------------------------------------------------------------------
 60     bvt      4545    Marriott        15 South Park   Colchester     VT          $0   N/A                               June 30,
                         Fairfield Inn   Drive                                                                               2005
                         - Colchester
------------------------------------------------------------------------------------------------------------------------------------
  2     dhi       220    Quality Inn -   3053 Ross       Dothan         AL     $49,919   ADA Accessibility ($11,613)       June 30,
                         Dothan          Clark                                           Asphalt Repair Overlay ($21,425)    2005
                                                                                         Swimming Surround Tile Repair
                                                                                         ($3,125) Swimming Pool Interior
                                                                                         ($5,000) Exterior Soffits
                                                                                         Repair ($5,000) Drywall Repairs
                                                                                         ($3,750) Fire Alarm, Horn and
                                                                                         Strobe Lights ($6)
------------------------------------------------------------------------------------------------------------------------------------
 24     ced      1840    Crowne Plaza -  350 1st Ave,    Cedar         IA           $0   N/A                                 N/A
                         Cedar Rapids    NE              Rapids
------------------------------------------------------------------------------------------------------------------------------------
 32     nia      3314    Holiday Inn     300 Third St.   Niagara       NY      $13,000   Sidewalk Brick Repair ($4,375)    June 30,
                         Select -                        Falls                           Concrete Stop ($1,500) Concrete     2005
                         Niagara Falls                                                   Loading Dock ($2,125) Skylights
                                                                                         ($5,000)
------------------------------------------------------------------------------------------------------------------------------------
 49     aus      4375    Holiday Inn -   3401 South      Austin        TX      $98,836   ADA Accessibility ($46,375)       June 30,
                         Austin          I-35                                            Irrigatin System ($25,000)          2005
                                                                                         Mansard Roof System ($27,461)
------------------------------------------------------------------------------------------------------------------------------------
                         RESERVE                                              $875,349
                         AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                     SOFT GOODS &
                                     BANKRUPTCY       EQUIPMENT                                      SOFT GOODS &
                                    STIPULATIONS   REPLACEMENTS AND                    PROPERTY        EQUIPMENT
                                      CAPITAL       IMPROVEMENT &                    IMPROVEMENT   REPLACEMENTS AND
                                    IMPROVEMENTS     MAINTENANCE          REQUIRED      PLANS         IMPROVEMENT &       REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY  REQUIRED BY    REPAIRS FOR THE       COMPLETION  REQUIRED BY   MAINTENANCE REPAIRS   COMPLETION
 CODE   CODE      CODE      NAME    FRANCHISORS      FOLLOWING:            DATE      FRANCHISORS    FOR THE FOLLOWING:      DATE
------------------------------------------------------------------------------------------------------------------------------------
 18     ssp      1720     Holiday            $0    N/A                      N/A       $2,280,084   Guestrooms ($609,974) Footnote(1)
                          Inn -                                                                    Guest Bathroom
                          Silver                                                                   ($289,675) Corridors
                          Spring                                                                   ($234,813)
                                                                                                   Prefunction Areas
                                                                                                   ($94,049) Boardrooms
                                                                                                   ($35,770) Entrance/
                                                                                                   Lobby/Front Desk
                                                                                                   ($114,541) Building
                                                                                                   General ($365,797)
                                                                                                   Allowance for Tax,
                                                                                                   Freight, Payroll &
                                                                                                   Overhead ($535,466)
------------------------------------------------------------------------------------------------------------------------------------
 43     lan      3970     Holiday    $1,096,272    Guestrooms            Footnotes(1)         $0   N/A                      N/A
                          Inn -                    ($530,691) Guest         (2)
                          Lansing                  Bathroom ($41,978)
                                                   Corridors ($143,168)
                                                   Meeting & Breakout
                                                   Rooms ($87,066)
                                                   Prefunction Areas
                                                   ($27,890) Boardrooms
                                                   ($18,110) Public
                                                   Restrooms ($690)
                                                   Entrance/Lobby/
                                                   Front Desk ($112,412)
                                                   Laundry Area/
                                                   Housekeeping ($5,450)
                                                   Building General
                                                   ($86,257) Building
                                                   Systems ($42,560)
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                    SOFT GOODS &
                                      BANKRUPTCY      EQUIPMENT                                      SOFT GOODS &
                                     STIPULATIONS  REPLACEMENTS AND                     PROPERTY        EQUIPMENT
                                       CAPITAL      IMPROVEMENT &                     IMPROVEMENT   REPLACEMENTS AND
                                     IMPROVEMENTS    MAINTENANCE          REQUIRED       PLANS         IMPROVEMENT &      REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY   REQUIRED BY   REPAIRS FOR THE       COMPLETION   REQUIRED BY   MAINTENANCE REPAIRS  COMPLETION
 CODE   CODE      CODE      NAME     FRANCHISORS     FOLLOWING:            DATE       FRANCHISORS    FOR THE FOLLOWING:     DATE
------------------------------------------------------------------------------------------------------------------------------------
 63     cwv      4899     Holiday      $58,535     Corridors ($11,792)   Footnotes(1)       $0      N/A                       N/A
                          Inn  -                   Beverage Outlet 2 -       (2)
                          Bridgeport               Type of Outlet: Full
                                                   Service ($21,106)
                                                   Entrance/Lobby/Front
                                                   Desk ($5,600)
                                                   Laundry
                                                   Area/Housekeeping
                                                   ($5,037) Kitchen
                                                   ($6,800) Building
                                                   General ($8,200)
------------------------------------------------------------------------------------------------------------------------------------
  1     shf       210     Holiday           $0     N/A                       N/A      $1,578,008    Guestrooms           Footnote(1)
                          Inn -                                                                     ($587,207) Guest
                          Sheffield                                                                 Bathroom ($110,638)
                                                                                                    Corridors ($37,610)
                                                                                                    Meeting & Breakout
                                                                                                    Rooms ($133,725)
                                                                                                    Prefunction Areas
                                                                                                    ($43,844) Boardrooms
                                                                                                    ($24,969) Beverage
                                                                                                    Outlet 2 - Type of
                                                                                                    Outlet: Full Service
                                                                                                    ($170,417) Restaurant
                                                                                                    1 - Type of
                                                                                                    Restaurant - Full
                                                                                                    Service ($68,204)
                                                                                                    Public Restrooms
                                                                                                    ($24,504) Executive
                                                                                                    Offices ($6,846)
                                                                                                    Entrance/Lobby/Front
                                                                                                    Desk ($88,513)
                                                                                                    Laundry Area/
                                                                                                    Housekeeping
                                                                                                    ($9,163) Kitchen
                                                                                                    ($17,956) Building
                                                                                                    General ($254,412)
------------------------------------------------------------------------------------------------------------------------------------
  3     dha       230     Holiday           $0     N/A                       N/A             $0     N/A                      N/A
                          Inn
                          Express -
                          Dothan
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                       SOFT GOODS &
                                     BANKRUPTCY          EQUIPMENT                                  SOFT GOODS &
                                    STIPULATIONS      REPLACEMENTS AND                 PROPERTY       EQUIPMENT
                                      CAPITAL          IMPROVEMENT &                 IMPROVEMENT  REPLACEMENTS AND
                                    IMPROVEMENTS        MAINTENANCE       REQUIRED      PLANS        IMPROVEMENT &        REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY  REQUIRED BY       REPAIRS FOR THE    COMPLETION  REQUIRED BY  MAINTENANCE REPAIRS    COMPLETION
 CODE   CODE      CODE      NAME    FRANCHISORS         FOLLOWING:          DATE     FRANCHISORS   FOR THE FOLLOWING:       DATE
------------------------------------------------------------------------------------------------------------------------------------
   9     uma      1116    Holiday      $19,950     Beverage Outlet 2 -   Footnotes(1)       $0    N/A                       N/A
                          Inn -                    Type of Outlet - Full     (2)
                          Pensacola                Service ($15,825)
                                                   Allowance for Tax,
                                                   Freight, Payroll &
                                                   Overhead ($4,125)
------------------------------------------------------------------------------------------------------------------------------------
  12     brw      1206    Park Inn          $0     N/A                        N/A     $840,286    Guest Bathroom         Footnote(1)
                          (formerly                                                               ($48,366) Meeting &
                          Holiday                                                                 Breakout Rooms
                          Inn) -                                                                  ($22,790) Beverage
                          Brunswick                                                               Outlet 1 - Type of
                                                                                                  Outlet: Lobby Bar
                                                                                                  ($30,657) Restaurant 1
                                                                                                  - Type of Restaurant -
                                                                                                  Full Service
                                                                                                  ($200,000)
                                                                                                  Public Restrooms
                                                                                                  ($11,985) Executive
                                                                                                  Offices ($7,335)
                                                                                                  Entrance/Lobby/Front
                                                                                                  Desk ($45,072)
                                                                                                  Kitchen ($6,800)
                                                                                                  Building General
                                                                                                  ($321,240) Technology
                                                                                                  ($114,856) Allowance
                                                                                                  for Tax, Freight,
                                                                                                  Payroll & Overhead
                                                                                                  ($31,185)
------------------------------------------------------------------------------------------------------------------------------------
  11     pns      1168    Holiday           $0     N/A                        N/A           $0    N/A                       N/A
                          Inn
                          Express -
                          Pensacola
------------------------------------------------------------------------------------------------------------------------------------
  16     vhi      1285    Holiday           $0     N/A                        N/A           $0     N/A                       N/A
                          Inn -
                          Valdosta
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                     SOFT GOODS &
                                     BANKRUPTCY        EQUIPMENT                                       SOFT GOODS &
                                    STIPULATIONS    REPLACEMENTS AND                   PROPERTY         EQUIPMENT
                                      CAPITAL        IMPROVEMENT &                   IMPROVEMENT     REPLACEMENTS AND
                                    IMPROVEMENTS      MAINTENANCE        REQUIRED        PLANS         IMPROVEMENT &      REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY  REQUIRED BY     REPAIRS FOR THE     COMPLETION    REQUIRED BY   MAINTENANCE REPAIRS  COMPLETION
 CODE   CODE      CODE      NAME    FRANCHISORS       FOLLOWING:          DATE       FRANCHISORS    FOR THE FOLLOWING:      DATE
------------------------------------------------------------------------------------------------------------------------------------
 10     wnh       1132    Holiday         $773    Prefunction Areas     Footnotes(1)       $0       N/A                       N/A
                          Inn -                   ($447) Laundry           (2)
                          Winter                  Area/Housekeeping
                          Haven                   ($326)
------------------------------------------------------------------------------------------------------------------------------------
 15     vfi       1280    Marriott          $0    N/A                       N/A            $0       N/A                       N/A
                          Fairfield
                          Inn -
                          Valdosta
------------------------------------------------------------------------------------------------------------------------------------
 58     jtn       4205    Marriott          $0    N/A                       N/A            $0       N/A                       N/A
                          Fairfield
                          Inn  -
                          Jackson
------------------------------------------------------------------------------------------------------------------------------------
 56     ham       3398    Holiday     $256,243    Guestrooms ($189,403) Footnotes(1)        $0      N/A                       N/A
                          Inn  -                  Corridors ($33,600)       (2)
                          Hamburg                 Kitchen ($3,400)
                                                  Allowance for Tax,
                                                  Freight, Payroll &
                                                  Overhead ($29,840)
------------------------------------------------------------------------------------------------------------------------------------
 34     jam       3330    Holiday           $0    N/A                        N/A            $0      N/A                       N/A
                          Inn -
                          Jamestown
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                        SOFT GOODS &
                                      BANKRUPTCY         EQUIPMENT                                   SOFT GOODS &
                                     STIPULATIONS     REPLACEMENTS AND                  PROPERTY        EQUIPMENT
                                       CAPITAL         IMPROVEMENT &                  IMPROVEMENT   REPLACEMENTS AND
                                     IMPROVEMENTS       MAINTENANCE       REQUIRED       PLANS         IMPROVEMENT &      REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY   REQUIRED BY      REPAIRS FOR THE    COMPLETION   REQUIRED BY   MAINTENANCE REPAIRS  COMPLETION
 CODE   CODE      CODE      NAME     FRANCHISORS        FOLLOWING:          DATE      FRANCHISORS    FOR THE FOLLOWING:     DATE
------------------------------------------------------------------------------------------------------------------------------------
  4     gad        240    Holiday      $140,046    Guestrooms ($117,898) Footnotes(1)        $0     N/A                       N/A
                          Inn                      Building General          (2)
                          Express -                ($22,148)
                          Attalla
------------------------------------------------------------------------------------------------------------------------------------
 28     lvl       2040    Clarion            $0    N/A                       N/A             $0     N/A                       N/A
                          Hotel -
                          Louisville
------------------------------------------------------------------------------------------------------------------------------------
 46     mem       4215    French             $0    N/A                       N/A             $0     N/A                       N/A
                          Quarter
                          Suites -
                          Memphis
------------------------------------------------------------------------------------------------------------------------------------
 60     bvt       4545    Marriott           $0    N/A                       N/A             $0     N/A                       N/A
                          Fairfield
                          Inn -
                          Colchester
------------------------------------------------------------------------------------------------------------------------------------
  2     dhi        220    Quality            $0    N/A                       N/A             $0     N/A                       N/A
                          Inn -
                          Dothan
------------------------------------------------------------------------------------------------------------------------------------
 24     ced       1840    Crowne     $1,245,958    Guestrooms ($700,453) Footnotes(1)        $0     N/A                       N/A
                          Plaza -                  Boardrooms ($55,500)      (2)
                          Cedar                    Beverage Outlet 1 -
                          Rapids                   Type of Outlet: Lobby
                                                   Bar ($24,525)
                                                   Restaurant 1 - Type
                                                   of Restaurant - Full
                                                   Service ($175,513)
                                                   Entrance/Lobby/Front
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

------------------------------------------------------------------------------------------------------------------------------------
                                                       SOFT GOODS &
                                     BANKRUPTCY          EQUIPMENT                                   SOFT GOODS &
                                    STIPULATIONS      REPLACEMENTS AND                 PROPERTY        EQUIPMENT
                                      CAPITAL          IMPROVEMENT &                 IMPROVEMENT   REPLACEMENTS AND
                                    IMPROVEMENTS        MAINTENANCE       REQUIRED      PLANS         IMPROVEMENT &       REQUIRED
  ML   LODGIAN  LOCATION  PROPERTY  REQUIRED BY       REPAIRS FOR THE    COMPLETION  REQUIRED BY   MAINTENANCE REPAIRS   COMPLETION
 CODE   CODE      CODE      NAME    FRANCHISORS         FOLLOWING:          DATE     FRANCHISORS    FOR THE FOLLOWING:      DATE
------------------------------------------------------------------------------------------------------------------------------------

                                                   Desk ($81,023)
                                                   Building General
                                                   ($875) Allowance for
                                                   Tax, Freight, Payroll
                                                   & Overhead ($208,069)
------------------------------------------------------------------------------------------------------------------------------------
 32     nia       3314    Holiday            $0    N/A                       N/A             $0    N/A                       N/A
                          Inn Select
                          - Niagara
                          Falls
------------------------------------------------------------------------------------------------------------------------------------
 49     aus       4375    Holiday            $0    N/A                       N/A             $0    N/A                       N/A
                          Inn -
                          Austin
------------------------------------------------------------------------------------------------------------------------------------
                          RESERVE    $2,817,775                                      $4,698,379
                          AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

                            Replacement Schedule 6.5

Footnotes:

(1)
This amount shall be held by Lender during the Term of the Loan as security for the Obligations and not disbursed to or on behalf of the Borrowers unless and until the Borrowers perform the related items of Work to which such amount relates and satisfy the terms and conditions for disbursement of such amount as set forth in Section 6.7. The Borrowers shall not be required to perform the related items of Work unless and until (i) any Borrower Party receives written demand from the applicable Franchisor for performance of such Work or a notice of default from such Franchisor as a result of the failure to perform such Work (and, in either case, the Borrowers shall be required deliver a copy of any such Franchisor demand or notice of default to Lender promptly after receipt thereof), (ii) Lender reasonably determines that failure to perform such Work will result in a default under the applicable Franchise Agreement or (iii) an Event of Default has occurred and is continuing.


(2)
If Borrowers obtain and deliver to Lender a written waiver or release of the Borrowers from the requirements to perform any of such Work from Intercontinental Hotels Group, which waiver or release is in form and substance reasonably acceptable to Lender, Borrowers shall Iave no further obligation hereunder with respect to such portion of the Work, and the amounts specified herein for such portion of the Work shall be promptly released to Borrowers.

                            Replacement Schedule 6.5

                            REPLACEMENT SCHEDULE 6.6

                               ENVIRONMENTAL WORK

LODGIAN HOTEL PORTFOLIO
REQUIRED ENVIRONMENTAL WORK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REQUIRED
 ML   LODGIAN  LOCATION                                                                                     REMEDIATION  COMPLETION
CODE   CODE     CODE    PROPERTY NAME       ADDRESS           CITY     STATE   REQUIRED ENVIRONMENTAL WORK  COSTS          DATE
----  -------  -------- -------------   -----------------  ----------  -----   ---------------------------  -----------  -----------
FIXED FLOATING LOAN
 18   ssp      1720     Holiday Inn-    8777 Georgia Ave.  Silver       MD     None                                  $0  Not
                        Silver Spring                      Spring                                                        Applicable
 43   lan      3970     Holiday Inn -   7501 W. Saginaw    Lansing      MI     (1) Develop and implement           $495  Completed
                        Lansing         Hwy                                    an asbestos Operations and
                                                                               Maintenance Program ($495).
 63   cwv      4899     Holiday Inn -   100 Lodgeville     Bridgeport   WV     Asbestos was found in the             $0  Completed
                        Bridgeport      Road                                   tan vinyl floor tiles, tan
                                                                               vinyl floor tile mastic, and
                                                                               grey vinyl floor tiles,
                                                                               based on laboratory results
                                                                               from samples taken by
                                                                               Building Evaluation Services
                                                                               and Technology and review
                                                                               of a previous report.
                                                                               Building Evaluation Services
                                                                               and Technology recommends
                                                                               that the subject property
                                                                               continue to follow the
                                                                               Asbestos Operations
                                                                               and Maintenance Program
                                                                               prepared by Building
                                                                               Evaluation Services and
                                                                               Technology, dated March 11,
                                                                               2003, for the tan vinyl floor
                                                                               tiles, tan vinyl floor tile
                                                                               mastic, and grey vinyl floor
                                                                               tiles, that is currently in
                                                                               place at the subject
                                                                               property.
  1   shf      210      Holiday Inn -   4900 Hatch Blvd.   Sheffield    AL     None                                  $0  Not
                        Sheffield                                                                                        Applicable
  3   dha      230      Holiday Inn     3071 Ross Clark    Dothan       AL     None                                  $0  Not
                        Express-Dothan  Circle                                                                           Applicable
  9   uma      1116     Holiday Inn -   7200 Plantation    Pensacola    FL     (1) Abate a limited quantity        $900  Completed
                        Pensacola       Rd.                                    of damaged asbestos-
                                                                               containing floor tile
                                                                               ($700-900) and continue to
                                                                               implement the existing
                                                                               asbestos Operations and
                                                                               Maintenance Program. (2)
                                                                               In-house personnel to
                                                                               clean up limited
                                                                               quantities of suspect mold
                                                                               on textured ceiling
                                                                               material.
 12   brw      1206     Holiday Inn -   5252 New Jesup     Brunswick    GA     None                                  $0  Not
                        Brunswick       Hwy                                                                              Applicable
 11   pns      1168     Holiday Inn     7330 Plantation    Pensacola    FL     None                                  $0  Not
                        Express -       Rd.                                                                              Applicable
                        Pensacola

                                  Schedule 6.6

LODGIAN HOTEL PORTFOLIO
REQUIRED ENVIRONMENTAL WORK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REQUIRED
 ML   LODGIAN  LOCATION                                                                                     REMEDIATION  COMPLETION
CODE   CODE     CODE    PROPERTY NAME       ADDRESS           CITY     STATE   REQUIRED ENVIRONMENTAL WORK  COSTS          DATE
----  -------  -------- -------------   -----------------  ----------  -----   ---------------------------  -----------  -----------
 16   vhi      1285     Holiday Inn -   1309 St.           Valdosta     GA     (1) Develop and implement         $495    Completed
                        Valdosta        Augustine Rd.                          an asbestos Operations and
                                                                               Maintenance Program
                                                                               ($495). (2) Limited area
                                                                               of suspect mold can be
                                                                               cleaned up by in-house
                                                                               maintenance staff.
 10   wnh      1132     Holiday Inn -   1150 3rd St., SW   Winter       FL     (1) Develop and implement       $2,495    Completed
                        Winter Haven                       Haven               an asbestos Operations and
                                                                               Maintenance Program ($495)
                                                                               and abate damaged ACM
                                                                               ($1,500-2,000). (2)
                                                                               Conduct mold assessment on
                                                                               unused building in the
                                                                               event that it is to be
                                                                               used in the future. (3) A
                                                                               monitoring well was
                                                                               observed at Project. The
                                                                               well is associated with
                                                                               the adjacent LUST site,
                                                                               who is the Responsible
                                                                               Party for the release. As
                                                                               such, no further
                                                                               investigation is
                                                                               recommended.
 15   vfi      1280     Marriott        1311 St.           Valdosta     GA     (1) Develop and implement         $495    Completed
                        Fairfield Inn - Augustine Rd.                          an asbestos Operations and
                        Valdosta                                               Maintenance Program ($495).
 58   jtn      4205     Marriott        535 Wiley Parker   Jackson      TN     None                                $0    Not
                        Fairfield Inn - Road                                                                             Applicable
                        Jackson
 56   ham      3398     Holiday Inn -   5440 Camp Road     Hamburg      NY     Asbestos was found in the           $0    Completed
                        Hamburg                                                tan floor tiles, based on
                                                                               laboratory results from
                                                                               samples taken by Building
                                                                               Evaluation Services and
                                                                               Technology. Therefore,
                                                                               Building Evaluation
                                                                               Services and Technology
                                                                               recommends that the
                                                                               subject property continue
                                                                               to follow the Asbestos
                                                                               Operations and Maintenance
                                                                               Program prepared by
                                                                               Building Evaluation
                                                                               Services and Technology,
                                                                               dated March 14, 2003, for
                                                                               the tan floor tiles, that
                                                                               is currently in place at
                                                                               the subject property.
 34   jam      3330     Holiday Inn -   150 W. 4th St.     Jamestown    NY     Provide tank closure              $750    Completed
                        Jamestown                                              documentation for review to
                                                                               confirm proper closure
                                                                               activities ($125 per hour
                                                                               not to exceed $750).
  4   gad      240      Holiday Inn     801 Cleveland      Attalla      AL     (1) Develop and implement         $495    Completed
                        Express -       Ave.                                   an asbestos Operations and
                        Attalla                                                Maintenance Program ($495).
 28   lvl      2040     Clarion Hotel - 9700 Blue Grass    Louisville   KY     (1) Previously conducted          $495    Completed
                        Louisville      Parkway                                mold survey identified
                                                                               areas of water damaged and
                                                                               mold - all areas have been
                                                                               remediated. The On-site
                                                                               Point of Contact indicated
                                                                               that the property has a
                                                                               mold prevention program.
                                                                               EMG recommends the
                                                                               continued implementation
                                                                               of the existing mold
                                                                               prevention program.
 46   mem      4215     French Quarter  2144 Madison Ave.  Memphis      TN     None                                $0    Not
                        Suites -                                                                                         Applicable
                        Memphis
 46   bvt      4545     Marriott        15 South Park      Colchester   VT     None                                $0    Not
                        Fairfield Inn - Drive                                                                            Applicable
                        Colchester
 60   dhi      220      Quality Inn -   3053 Ross Clark    Dothan       AL     None                                $0    Not
                        Dothan                                                                                           Applicable
  2   ced      1840     Crowne Plaza -  350 1st Ave, NE    Cedar        IA     None                                $0    Not
                        Cedar Rapids                       Rapids                                                        Applicable
 29   Nia      3314     Holiday Inn     300 Third St.      Niagara      NY     (1) Develop and implement         $495    Completed
                        Select -                           Falls               an asbestos Operations and
                        Niagara Falls                                          Maintenance Program ($495).

                                  Schedule 6.6

LODGIAN HOTEL PORTFOLIO
REQUIRED ENVIRONMENTAL WORK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REQUIRED
 ML   LODGIAN  LOCATION                                                                                     REMEDIATION  COMPLETION
CODE   CODE     CODE    PROPERTY NAME       ADDRESS           CITY     STATE   REQUIRED ENVIRONMENTAL WORK  COSTS          DATE
----  -------  -------- -------------   -----------------  ----------  -----   ---------------------------  -----------  -----------
 33   aus      4375     Holiday Inn -   3401 South I-35    Austin       TX     None                                $0    Not
                        Austin                                                                                           Applicable

                                                                               TOTAL REMEDIATION COST          $7,115
                                                                               RESERVE AMOUNT @ 125%           $8,894

                                  Schedule 6.6